Semiannual Report

Health Sciences Fund

June 30, 1997

T. Rowe Price

Report Highlights

Health Sciences Fund

o The broad stock market surged to another double-digit gain over the last six months, led by large, blue chip companies.

o The Health Sciences Fund posted a robust gain in the first half of 1997 but trailed both its peer group index and the S&P 500 due to its heavier exposure to smaller companies.

o The fund benefited from its pharmaceutical stocks but was hampered by holdings of smaller biotech and medical device companies and some health care service providers.

o We remain bullish for the long term but are concerned in the near term about high valuations, especially among blue chip drug and medical device companies.

Fellow Shareholders

With inflation and interest rates under control, economic growth, and strong cash flows into equity funds, the broad stock market delivered strong gains in the first half of 1997 despite already high valuations. Your fund posted solid, double-digit gains over the last six and 12 months. However, because larger-capitalization, blue chip stocks outperformed small-caps, the fund's higher-than-benchmark exposure to smaller medical device and biotechnology companies held back performance relative to its peer group and the unmanaged Standard & Poor's 500 Index.

Performance Comparison

Periods Ended 6/30/97         6 Months   12 Months
_____________________________________________________

Health Sciences Fund              11.65%     17.74%

S&P 500                           20.61      34.70

Lipper Health/Biotechnology
Fund Index                        12.71      19.03

While our 11.65% first half return may be acceptable from an absolute standpoint, we were disappointed that we failed to surpass our Lipper benchmark. Nevertheless, the fund's 41.53% return between its inception on December 31, 1995, and June 30, 1997, ranked third out of 22 funds in the Lipper Health/Biotechnology Fund universe, according to Lipper Analytical Services. For the one-year period ended June 30, the fund ranked fourteenth out of 25 funds. Of course, these past returns do not guarantee future results.

INVESTMENT PHILOSOPHY

Similar to a weight watcher reaffirming a diet and exercise program after putting on a few pounds, we have assessed and reaffirmed our investment program following the recent pause in the fund's early outperformance. We remain committed to a fundamental strategy of investing in innovative health care products and services without limitation by geography or market capitalization. We strongly believe that differentiated, cost-effective products and services driven by innovative technology will achieve attractive unit growth and pricing power.

We balance this fundamental "invest in innovation" strategy with a strongly held belief that some of the inherent risk in smaller, emerging biotechnology and medical device companies can be managed through diversification into larger-capitalization companies. While this balance helps reduce risk in a portfolio, it may depress absolute returns over shorter periods relative to funds that by luck or by design happen to have all their eggs in the one basket that is outperforming at a particular time.

Through intensive, timely, hands-on research emphasizing company visits, medical conferences, physician interviews, and detailed financial analysis, we attempt to gain unique insights into the ever-changing health care world before they are reflected in stock prices. The Health Sciences Fund's analytical effort is multifaceted, organized both by industry and by types of diseases. We also recently added a surgeon with a Ph.D in molecular biology and a corporate development professional from the medical device industry to your investment team. We believe that we have the strategy and resources in place to deliver strong, risk-adjusted investment returns over the long term.

PORTFOLIO REVIEW

An analysis of contributions to net asset value per share over the past 12 months (shown in the table following this letter) reveals that some of the best performance was achieved by larger, blue chip drug and device stocks. Three of your fund's largest holdings were pharmaceutical companies that had spectacular returns. Warner-Lambert (up 66% since December 31, 1996, and 126% since June 30, 1996) has successfully launched two blockbuster products for diabetes and cholesterol lowering that will dramatically improve the growth and profitability of the company's Parke-Davis pharmaceutical operation.

Novartis, formed by the merger of Swiss pharmaceutical giants Ciba-Geigy and Sandoz, has successfully cut costs and now promises revenue growth from its research and development pipeline (the fund currently owns Sandoz Capital convertible debentures). Altana AG appreciated after investors came to terms with the almost inevitable consolidation of smaller pharmaceutical companies and also realized that Altana's product pipeline could capture market share from the two largest drugs on the market today, the ulcer medications Losec/Prilosec and Zantac. These three pharmaceutical companies were among your fund's top 10 holdings during the last year. Even so, we would have performed better if we had held a larger percentage of assets in these stocks. The fund's overall weighting in pharmaceutical stocks has averaged around 24% of total assets, versus 40% to 45% for the Lipper Health/Biotechnology benchmark.

Sector Diversification

                           12/31/95  6/30/96  12/31/96 6/30/97
______________________________________________________________

Pharmaceuticals                 33%      24%       19%     28%

Biotechnology                   13      20         23      21

Hospital Supply and Medical

Device Technology               12      19         18      18

Physician Practice Management    2       2          6       7

Laboratory Supplies and
Equipment                        5       3          4       4

Managed Care: Specialty
Cost Containment                 -       1          2       3

Health Care Information
Systems                          4       2          4       2

Alternate Site Health Care
Delivery                         -       6          8       2

Reserves and Other              31      23         16      15

The fund's second largest contributor to NAV over the last 12 months was American Oncology Resources, a physician practice management company specializing in oncology (the treatment of cancer). The Focus section later in this report discusses physician practice management firms, and their growing attractiveness for the fund, in more detail.

Our bias toward smaller-capitalization growth companies, as evidenced by the fund's median market capitalization of $640 million, was at odds with the market's preference for larger-capitalization, blue chip companies. Indeed, eight of the 10 worst contributors over the past 12 months were companies with market capitalizations less than $200 million, typically in the biotechnology and medical device fields. We found smaller companies to be more attractive because of what we perceived to be rich valuations for larger pharmaceutical and medical device stocks.

These biotech companies, in our opinion, still represent more research bang for the market capitalization buck, as pointed out in our last annual report. For instance, Collagen, the fund's second-largest holding, has been a disappointment to date, yet still represents excellent value: the company's stake in Boston Scientific is worth $80 million, it has cash and marketable securities of $40 million, and its venture investment portfolio is conservatively worth another $20 million. Therefore, Collagen's current $140 million total market capitalization assumes little value for its $70 million (revenues) plastic surgery business. For this reason, we recently purchased more of the stock after it dipped below our initial purchase price.

The largest negative sector was the health care services arena. While mergers and acquisitions have benefited fund holdings in drug and device companies, such as Boston Scientific and Novartis, home health care provider Apria Healthcare and California-based Medicare HMO PacifiCare Health Systems have both had significant problems integrating acquisitions. In the HMO arena, we made two errors-first, in estimating how quickly health plans would be able to adjust pricing to reflect higher-than-expected cost trends, and second, in assessing how quickly investors would accord high valuations to HMO stocks, which are essentially cyclical growth insurance companies.

On June 30, 1997, our top 25 positions accounted for 47.8% of assets (as shown in the table following this letter) compared with 48.2% last December 31. The median market cap of the fund was $640 million on June 30, compared with $570 million in December, with larger-cap companies accounting for 48.2% of assets (versus 41.3%), emerging growth companies accounting for 22.4% of assets (versus 27.8%), and development-stage companies accounting for 25.2% of assets (versus 27.6%). The remaining 4.2% was in cash reserves (versus 3.3%).

FOCUS ON PHYSICIAN PRACTICE MANAGEMENT

Over the past year, we have overweighted the physician practice management (PPM) sector to 7% of assets based on a belief that physicians will recapture the practice of medicine from insurance companies if they successfully organize to demonstrate cost-effective outcomes.

Our investments in this area sprang from our recognition of the powerful forces of change that are transforming the physician market from a fragmented, cottage activity into an industry composed of larger, more sophisticated organizations. Over the past decade, individual physicians have faced mounting reimbursement pressures due to the advent of managed care. Today, many PPM companies are growing rapidly as physicians respond to these pressures by affiliating with larger entities to improve their negotiating leverage with health insurers and increase their scale, efficiency, and capabilities.

Although the PPM sector is early in its evolution and subject to above-average stock price volatility, we believe it offers great potential. PPM companies are addressing a large, fragmented physician market that is rapidly consolidating. The physician services market in 1997 is estimated at $220 billion, yet less than 10% of all physicians are affiliated with publicly traded PPMs which are expected to grow in excess of 30% per year. Physicians influence an estimated 80% of all health care expenditures, suggesting that the potential market for PPMs is much larger than $220 billion. Since physicians are key to most health care purchasing decisions, PPMs are well positioned to capture ancillary revenues and participate in profits from managing medical risk. We believe that PPMs will capture market share from less organized health care providers. PPMs that achieve dominant positions in local and regional markets, entrench themselves in partnerships with managed care plans, and develop infrastructures to deliver superior medical care, customer service, and cost-efficiency should achieve significant market share gains in coming years.

We believe that Physician Practice Management Companies will capture market share from less organized health care providers.

Our enthusiasm is tempered somewhat by the realization that most PPM businesses are still early in their development and are not compelling due to their low margins, limited operating leverage, extensive working capital requirements, and dependence on acquisitions and external financing. These characteristics contrast with the high returns on invested capital and abundant free cash flow that are common in many other areas of health care. A further complication for PPMs is that physicians are often difficult to manage given their independent and entrepreneurial natures. Therefore, we believe that quality of management and business model will be points of significant differentiation among PPMs. Successful PPMs will be those led by management teams that have navigated through the evolution of this sector and have learned how to effectively manage and empower physicians.

Stock selection is complicated by the sheer variety of PPM companies as well as myriad legal and economic relationships they forge with physicians. Major publicly traded PPMs exist in the primary care and multi-specialty group practice areas as well as in several specialties, including cardiology, emergency medicine, occupational medicine, neonatology, oncology, and orthopedics. Among private companies, venture capitalists are incubating emerging PPMs for almost every conceivable physician specialty, and many of these will eventually reach the public markets. Some PPMs split physician practice operating profits with physicians, others receive a management fee based on a portion of practice revenues, while still others directly employ physicians.

Recognizing the complexity of these businesses and the challenges they face, we focus extensively on management quality, the outlook for particular physician segments, and the sustainability of each PPM's economic model. These factors are then balanced against current valuation parameters to identify potential holdings. In addition to American Oncology Resources, we have also made investments in PhyCor, the premier consolidator and operator in the multi-specialty group practice segment, and OccuSystems, a successful PPM in the occupational medicine field.

OUTLOOK

We remain bullish on the long-term outlook for health care stocks since rapid advances in health sciences, medicine, and health care delivery offer substantial opportunities for superior capital appreciation. Strong underlying demand, proprietary technology-driven innovation, and high returns on invested capital all encourage continued, long-term investment in health science companies. However, we remain concerned in the near term about the strong recovery in valuations in the health care sector since the bottom reached in the spring of 1994, when it became clear that the Clinton Administration's health care reform efforts were doomed. Valuations are especially full among the larger-cap, blue chip pharmaceutical and medical device companies.

Valuations are especially full among the larger- cap, blue chip pharmaceutical and medical device companies.

With an almost perfect economic environment of consistent growth, subdued inflation, and stable interest rates, valuations of blue chip growth companies may well continue to expand. So far, most large domestic drug and device companies have managed to contend with a stronger U.S. dollar, and investors have tended to focus on growth in local currencies. The regulatory and legislative environment is relatively benign for most drug and product companies, while select health care service companies could feel the impact of efforts to balance the budget by cutting back on Medicare and Medicaid entitlements.

During the past year, managed care companies have attributed increases in medical costs to rising drug prices. This could well serve as a harbinger of future pressures for the large pharmaceutical companies, yet drugs remain one of the most cost-effective forms of health maintenance for patients of all ages, and utilization is likely to increase as global populations age here and abroad. One protection against the ability of managed care to put pressure on pricing and utilization is to offer differentiated, cost-effective products and services that uniquely address voids in existing therapies. Your fund is diligently trying to uncover companies that are developing these products and services.

We believe we have an appropriate strategy and the necessary resources to deliver good long-term returns. As a shareholder, I continue to invest in the fund on a regular basis. I believe that dollar cost averaging, while it does not assure a profit or protect against loss in declining markets, is still an excellent way to gradually participate in the growth of the dynamic health sciences field. Thank you for your continued support.

Respectfully submitted,




Joseph Klein III
Executive Vice President and
Chairman of the Investment Advisory Committee

July 18, 1997

T. Rowe Price Health Sciences Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                             Percent of
                             Net Assets
                                6/30/97
_______________________________________

Warner-Lambert                    3.9%

Collagen                          3.1

SmithKline Beecham                2.7

Altana AG                         2.5

MedImmune                         2.4
_______________________________________

OccuSystems                       2.2

Sandoz Capital                    2.1

Omnicare                          1.9

Smith & Nephew                    1.9

Dentsply International            1.9
_______________________________________

Bristol-Myers Squibb              1.9

Medtronic                         1.9

Pfizer                            1.9

Nationwide Health Properties      1.7

Eli Lilly                         1.7
_______________________________________

Vencor                            1.6

Takeda Chemical Industries        1.6

Physician Reliance Network        1.4

Sybron International              1.4

PacifiCare Health Systems         1.4
_______________________________________

Banyu Pharmaceutical              1.4

Stryker                           1.4

Diagnostic Products               1.3

PhyCor                            1.3

American Oncology Resources       1.3
_______________________________________

Total                            47.8%

T. Rowe Price Health Sciences Fund

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/97

Ten Best Contributors

Warner-Lambert                     23(cents)

Altana AG                                 13

American Oncology Resources                9

Bristol-Myers Squibb                       9

Xenova Group ADR                           8

Eli Lilly                                  8

SmithKline Beecham ADR *                   8

Pfizer                                     8

Sandoz Capital Cv. Bond *                  7

Takeda Chemical Industries *               7

Total                             100(cents)

Ten Worst Contributors

PacifiCare Health Systems         - 6(cents)

Utah Medical Products                      6

Stericycle                                 6

Pharmacopeia                               5

Medic Computer Systems                     5

Global Pharmaceutical                      4

GalaGen                                    4

Immulogic Pharmaceuticals                  4

Vital Signs                                3

Cell Genesys                               3

Total                            - 46(cents)

12 Months Ended 6/30/97

Ten Best Contributors

Warner-Lambert                     37(cents)

American Oncology Resources *             16

Altana AG *                               12

Boston Scientific                         11

Bristol-Myers Squibb                      11

Stryker                                   11

Pfizer                                    10

Medtronic                                  9

PathoGenesis                               9

Quorum Health Group                        8

Total                             134(cents)

Ten Worst Contributors

Apria Healthcare                 - 18(cents)

United HealthCare **                      12

ReSound **                                10

Global Pharmaceutical                      9

GalaGen                                    8

Immulogic Pharmaceuticals                  7

Pharmacopeia *                             5

Oncogene Science                           5

Collagen                                   4

Utah Medical Products                      4

Total                            - 82(cents)

   *  Position added
  **  Position eliminated

T. Rowe Price Health Sciences Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Health Sciences Fund
As of 6/30/97


               S&P 500         Health Sciences Stock IndexFund

12/31/95      $  10,000           $   10,000
6/96             11,010               12,020
6/97             14,830               14,153

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                            Since  Inception
Periods Ended 6/30/97          1 Year   Inception       Date
_____________________________________________________________

Health Sciences Fund           17.74%      26.00%   12/31/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Health Sciences Fund
Unaudited


Financial Highlights

For a share outstanding throughout each period

                                      6 Months   12/31/95
                                         Ended    Through
                                       6/30/97   12/31/96
NET ASSET VALUE
Beginning of period                  $   12.27    $ 10.00

Investment activities
    Net investment income                (0.02)     (0.03)*

    Net realized and
    unrealized gain (loss)                1.45       2.70

    Total from investment
    activities                            1.43       2.67

Distributions

    Net realized gain                        -      (0.40)

NET ASSET VALUE
End of period                        $   13.70    $ 12.27

Ratios/Supplemental Data

Total return                            11.65%     26.75%
*
Ratio of expenses to
average net assets                       1.29%!     1.35%*

Ratio of net investment
income to average
net assets                             (0.37)%!    (0.32)%*

Portfolio turnover rate                 102.5%!     133.1%

Average commission rate paid         $  0.0435    $0.0603

Net assets, end of period
(in thousands)                       $ 257,963    $193,958

*   Excludes expenses in excess of a 1.35% voluntary expense
    limitation in effect through 12/31/97.
!   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Health Sciences Fund
Unaudited                                       June 30, 1997

Statement of Net Assets             Shares/Par         Value
                                                In thousands

Common Stocks & Warrants 91.6%

AGRICULTURE & ANIMAL HEALTH  1.0%

Veterinary Products  1.0%

IDEXX Laboratories *                   213,600      $  2,650

Total Agriculture & Animal Health                      2,650

ALTERNATE SITE HEALTH CARE
DELIVERY  2.0%

Dialysis  1.0%

Renal Care Group *                      60,000         2,505

                                                       2,505

Home Health Care  1.0%

Apria Healthcare *                     146,300         2,597

                                                       2,597

Total Alternate Site Health Care Delivery              5,102

BIOTECHNOLOGY  20.4%

U.S. Major - Biotechnology  1.1%

Amgen                                   20,000         1,162

Genzyme *                               60,000         1,661

                                                       2,823

Antibodies  0.3%

Cell Genesys *                         150,000           731

                                                         731
Antisense  0.9%

Gilead Sciences *                       80,000         2,215

                                                       2,215

Biomaterials  3.1%

Collagen                               452,900         7,926

                                                       7,926

Combinatorial Chemistry  0.7%

Pharmacopeia *                         150,000         1,950

                                                       1,950

Genomics  0.4%

Millennium Pharmaceuticals *            60,000      $    977

                                                         977

Neuroscience  1.1%

Cephalon*                              100,000         1,153

Neurocrine Biosciences *               200,000         1,775

                                                       2,928

Rational Drug Design  1.1%

Oncogene Science *                     177,000           940

Synaptic Pharmaceutical *              140,000         1,873

                                                       2,813

Vaccines  0.8%

Immulogic Pharmaceuticals *            150,000           469

Vical *                                120,000         1,545

                                                       2,014

Biotech/Cardiovascular  0.4%

COR Therapeutics *                     100,000         1,075

                                                       1,075

Other Biotechnology  10.5%

Alkermes *                              86,300         1,262

Aquila Biopharmaceuticals *                 13             0

Bone Care International *               77,000         1,040

Corvas International *                 100,000           638

GalaGen ! *                            425,000         1,142

Ligand Pharmaceuticals *               125,000         1,602

Magainin Pharmaceuticals *              40,600           299

Magainin Pharmaceuticals * #           129,730           846

Magainin Pharmaceuticals,
    Warrants, 8/6/01 *                  84,325             0

MedImmune *                            331,300         6,212

MGI PHARMA *                           500,000         1,812

NPS Pharmaceuticals *                  255,000         2,454

PathoGenesis *                          80,000         2,325

Protein Design Labs *                   50,000         1,413

Scios Nova *                           150,000           938

Shaman Pharmaceuticals *               330,000         1,928

Xenova Group (GBP) *                   363,000         1,965

Xenova Group ADR *                     250,000         1,328

                                                      27,204

Total Biotechnology                                   52,656

ENVIRONMENTAL PRODUCTS
& SERVICES  1.0%

Waste Management  1.0%

Stericycle *                           325,000      $  2,620

Total Environmental

Products & Services                                    2,620

HEALTH CARE AND LIFE SCIENCE
DISTRIBUTION  0.9%

Drug Distribution  0.9%

Cardinal Health                         40,000         2,290

Total Health Care and
Life Science Distribution                              2,290

HEALTH CARE INFORMATION SYSTEMS  2.2%

Patient Information and Education  0.1%

Access Health Marketing *                8,000           197

                                                         197

Physician Information Systems  2.1%

IDX Systems *                           70,000         2,424

Medic Computer Systems *                50,000         1,114

Medical Manager *                      125,000         1,867

                                                       5,405

Total Health Care
Information Systems                                    5,602

HEALTH CARE REITS  3.4%

Health Care REITS  3.4%

American Health Properties             110,000         2,764

Nationwide Health Properties           200,000         4,400

Omega Healthcare Investors              50,000         1,634

Total Health Care REITS                                8,798

HOSPITAL MANAGEMENT  1.0%

Acute Care  1.0%

Quorum Health Group *                   70,000         2,494

Total Hospital Management                              2,494

HOSPITAL SUPPLY AND MEDICAL DEVICE
TECHNOLOGY  17.9%

Dental  1.9%

Dentsply International                 100,000      $  4,894

                                                       4,894

Capital Equipment  0.1%

Autonomous Technologies *               73,300           288

                                                         288

Medical Device Technology  15.9%

Analogic                                53,800         1,846

Boston Scientific *                     50,000         3,072

Cardiac Pathways *                     100,000           912

CardioGenesis *                         81,000           805

Cholestech *                           120,000           683

Diagnostic Products                    110,000         3,472

Haemonetics *                           90,000         1,721

Incontrol *                            200,000         1,800

Medtronic                               60,000         4,860

Mentor                                  40,000         1,186

Novoste *                              110,000         1,829

Rochester Medical *                     42,900           601

Smith & Nephew (GBP) *               1,800,000         5,006

St. Jude Medical *                      60,000         2,340

Stryker                                100,000         3,503

United States Surgical                  80,000         2,980

Utah Medical Products *                188,200         1,482

Ventana Medical Systems *              140,000         1,750

Vital Signs                             70,000         1,203

                                                      41,051

Total Hospital Supply and
Medical Device Technology                             46,233

LABORATORY SUPPLIES AND
EQUIPMENT  3.4%

Capital Equipment  1.0%

NeoPath *                              130,000         2,462

                                                       2,462
Consumables  2.2%

Life Technologies                       80,000         2,220

Sybron International *                  90,000         3,589

                                                       5,809
Separation Technology  0.2%

Visible Genetics *                      70,000           415

                                                         415
Total Laboratory Supplies
and Equipment                                          8,686

LONG-TERM AND SUB-ACUTE CARE  1.6%

Nursing Homes/Sub Acute  1.6%

Vencor *                               100,000         4,225

Total Long-Term and Sub-Acute Care                     4,225

MANAGED CARE: HMOS  1.4%

California  1.4%

PacifiCare Health Systems (Class A) *   12,800           776

PacifiCare Health Systems (Class B) *   43,800         2,796

Total Managed Care: HMOs                               3,572

MANAGED CARE: SPECIALTY COST
CONTAINMENT 2.0%

Pharmacy Benefit Management  2.0%

Omnicare                               160,000         5,020

Total Managed Care:
Specialty Cost Containment                             5,020

PHARMACEUTICALS  26.4%

U.S. Major - Pharmaceutical  11.6%

Allergan                               100,000         3,181

Bristol-Myers Squibb                    60,000         4,860

Eli Lilly                               40,000         4,373

Pfizer                                  40,000         4,780

Pharmacia & Upjohn                      80,000         2,780

Warner-Lambert                          80,000         9,940

                                                      29,914

Japanese Major - Pharmaceutical  4.3%

Banyu Pharmaceutical (JPY)             200,000         3,507

Sankyo (JPY)                           100,000         3,359

Takeda Chemical Industries (JPY)       150,000         4,214

                                                      11,080

U.K. Major - Pharmaceutical  4.0%

SmithKline Beecham ADR                  75,000         6,872

Zeneca Group (GBP)                     100,000         3,307

                                                      10,179

European Major - Pharmaceuticals  2.5%

Altana AG (DEM)                          6,000         6,399

                                                       6,399

Contract Research Organizations  1.5%

Covance *                              150,000         2,897

Pharmaceutical Product Development *    50,000         1,087

                                                       3,984

Drug Delivery  1.5%

Inhale Therapeutic Systems *  #         81,250         1,782

R. P. Scherer *                         40,000         2,065

                                                       3,847

Generics  1.0%

Global Pharmaceutical ! *              239,400           943

NaPro BioTherapeutics *                238,800         1,746

                                                       2,689

Total Pharmaceuticals                                 68,092

PHYSICIAN PRACTICE MANAGEMENT  5.3%

Primary Care  1.8%

PhyCor *                               100,000         3,440

ProMedCo *                             150,000         1,294

                                                       4,734
Specialists  3.5%

American Oncology Resources *          200,000         3,363

OccuSystems *                           67,700         1,965

Physician Reliance Network *           400,000         3,713

                                                       9,041

Total Physician Practice Management                   13,775

VENDORS HEALTH CARE AND LIFE
SCIENCE  1.1%

Vendors to Health
Science Companies  1.1%

UICI *                                 100,000         2,944

Total Vendors Health Care
and Life Science                                       2,944

Miscellaneous Common Stocks 0.6%                       1,595

Total Common Stocks
and Warrants (Cost  $215,093)                        236,354

Convertible Bonds  4.2%

OccuSystems, 6.00%, 12/15/01         3,130,000         3,700

Sandoz Capital, 2.00%, 10/6/02       3,500,000         5,373

Synetic, 5.00%, 2/15/07              2,000,000         1,758

Total Convertible Bonds
(Cost  $9,453)                                        10,831

Short-Term Investments  4.1%

Certificates of Deposit  0.4%

Union Bank of
California, 5.55%, 7/11/97           1,000,000         1,000

                                                       1,000
Commercial Paper  3.7%

Asset Securitization
Cooperative, 4(2), 5.53%, 7/21/97    1,000,000           997

Banque Nationale
de Paris, 5.55%, 7/14/97             1,000,000           998

Beta Finance, 4(2), 5.56%, 8/8/97    1,000,000           994

Chrysler Financial, 5.60%, 7/10/97   1,000,000           999

Delaware Funding, 4(2),
    5.55%, 7/15/97                   1,000,000           998

Falcon Asset Securitization,
    4(2), 5.55%, 7/25/97             1,000,000           996

Island Finance of Puerto Rico,
    5.60%, 9/9/97                    1,000,000           989

Jefferson Pilot, 5.55%, 7/10/97      1,000,000           999

Preferred Receivables
    Funding, 5.55%, 7/17/97          1,000,000           998

Investments in Commercial Paper
    through a Joint Account
    6.05 - 6.20%, 7/1/97               477,468           477

                                                       9,445

Total Short-Term Investments
    (Cost  $10,445)                                   10,445

Total Investments in Securities

99.9% of Net Assets (Cost $234,991)                 $257,630

Other Assets Less Liabilities                            333

NET ASSETS                                          $257,963
                                                  __________

Net Assets Consist of:

Accumulated net investment income
 - net of distributions                                 (432)

Accumulated net realized gain/loss
 - net of distributions                                7,177

Net unrealized gain (loss)                            22,636

Paid-in-capital applicable to 18,832,846
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized         228,582

NET ASSETS                                          $257,963
                                                   _________

NET ASSET VALUE PER SHARE                           $  13.70
                                                   _________
      !   Affiliated company
      *   Non-income producing
      # Securities contain some restrictions as to public resale-total of such securities at period-end amounts to 1.02% of net assets.
   REIT   Real Estate Investment Trust
   4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
    DEM   German deutschemark
    GBP   British sterling
    JPY   Japanese yen

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Health Sciences Fund
Unaudited

Statement of Operations
In thousands

                                                    6 Months
                                                       Ended
                                                     6/30/97

Investment Income

Income

    Dividend                                        $    810
    Interest                                             279

    Total income                                       1,089

Expenses
    Investment management                                900
    Shareholder servicing                                500
    Custody and accounting                                54
    Registration                                          28
    Prospectus and shareholder reports                    23
    Legal and audit                                        5
    Directors                                              3
    Miscellaneous                                          8

    Total expenses                                     1,521

Net investment income                                   (432)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

    Securities                                         6,921
    Foreign currency transactions                       (152)

    Net realized gain (loss)                           6,769

Change in net unrealized gain or loss
    Securities                                        17,634
    Other assets and liabilities
    denominated in foreign currencies                    (2)

    Change in net unrealized gain or loss             17,632

Net realized and unrealized gain (loss)               24,401

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                              $ 23,969
                                                    ________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Health Sciences Fund
Unaudited

Statement of Changes in Net Assets
In thousands

                                         6 Months   12/31/95
                                            Ended    Through
                                          6/30/97   12/31/96

Increase (Decrease) in Net Assets

Operations

    Net investment income               $    (432)  $   (396)

    Net realized gain (loss)                6,769      6,868

    Change in net unrealized
    gain or loss                           17,632      5,004

    Increase (decrease) in net
    assets from operations                 23,969     11,476

Distributions to shareholders

    Net realized gain                           -     (6,074)

Capital share transactions*

    Shares sold                           119,378    270,973

    Distributions reinvested                    -      5,861

    Shares redeemed                       (79,342)   (88,378)

    Increase (decrease) in net assets
    from capital share transactions        40,036    188,456

Net Assets
Increase (decrease) during period          64,005    193,858

Beginning of period                       193,958        100

End of period                           $ 257,963  $ 193,958
                                       _____________________

*Share information
    Shares sold                             9,315     22,758
    Distributions reinvested                    -        484
    Shares redeemed                        (6,293)    (7,442)

    Increase (decrease) in
    shares outstanding                      3,022     15,800

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Health Sciences Fund
Unaudited                                       June 30, 1997

Notes to Financial Statements

T. Rowe Price Health Sciences Fund

Note 1 - Significant Accounting Policies

T. Rowe Price Health Sciences Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 31, 1995.

Valuation Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $151,935,000 and $116,848,000, respectively, for the six months ended June 30, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $234,991,000, and net unrealized gain aggregated $22,639,000, of which $38,597,000 related to appreciated investments and $15,958,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $141,000 was payable at June 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 1.35%. Thereafter, through December 31, 1999, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.35%. Pursuant to this agreement, $101,000 of unaccrued 1996 fees were repaid during the six months ended June 30, 1997.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $421,000 for the six months ended June 30, 1997, of which $86,000 was payable at period-end.

During the six months ended June 30, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $8,195,000 with certain affiliates of the manager and paid commissions of $19,000 related thereto.

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing,
Personal Strategy Planner, Retirees Financial Guide, and
Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member
NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Health Sciences Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Investment With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.

F10-051  6/30/97